UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2025

Boxabl Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56579	85-2511929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5345 E. N. Belt Road Las Vegas, NV	89115
(Address of principal executive offices)	(Zip Code)

(702) 500-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None.

Securities registered under Section 12(g) of the Act:

Non-Voting Series A-3 Preferred Stock, $0.00001 par value

Non-Voting Series A-2 Preferred Stock, $0.00001 par value

Non-Voting Series A-1 Preferred Stock, $0.00001 par value

Non-Voting Series A Preferred Stock, $0.00001 par value

Common Stock, $0.00001 par value

(Title of Class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On August 4, 2025, BOXABL Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, FG Merger II Corp., a Nevada corporation (“FGMC”), and FG Merger Sub II Inc., a Nevada corporation and wholly-owned subsidiary of FGMC (“Merger Sub”). The Merger Agreement provides for a two-step merger transaction (the “Mergers”) in which, first, Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving as a wholly-owned subsidiary of FGMC, and, immediately thereafter, the Company (as the surviving company in the First Merger) will merge with and into FGMC (the “Second Merger”), with FGMC continuing as the surviving public company (the “Surviving Pubco”). By virtue of the consummation of the Mergers, the Surviving Pubco will change its name to BOXABL Inc. The Boards of Directors of the Company, FGMC, and Merger Sub have unanimously approved the Merger Agreement and the transactions contemplated thereby.

At the effective time of the First Merger, each share of the Company’s common stock (other than certain excluded shares and any shares held by stockholders who properly exercise and do not lose their dissenter’s rights under applicable Nevada law) will be converted into the right to receive a number of shares of common stock of the Surviving Pubco, as determined by the exchange ratio set forth in the Merger Agreement. Each share of the Company’s preferred stock will be converted into the right to receive the applicable merger consideration as set forth in the Merger Agreement. Outstanding Company warrants and other convertible securities will be assumed by the Surviving Pubco and become exercisable for shares of Surviving Pubco common stock, subject to adjustment as provided in the Merger Agreement. The transaction is intended to qualify as a “reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a)of the Internal Revenue Code for U.S. federal income tax purposes. The aggregate merger consideration to be received by Company shareholders is equal to a combination of preferred and common shares of FGMC that equals a total of $3,500,000,000, each at a deemed value of $10 per share.

Representations, Warranties, and Covenants

The Merger Agreement contains customary representations and warranties by each of the Company, FGMC, and Merger Sub, as well as covenants regarding the conduct of their respective businesses prior to the closing of the transaction, efforts to obtain required approvals, and other matters. The representations and warranties in the Merger Agreement will not survive the closing of the transaction.

Closing Conditions

The closing of the Mergers is subject to customary closing conditions, including, among others, approval of the transaction by the stockholders of the Company and FGMC, effectiveness of a registration statement on Form S-4 to be filed by FGMC with the SEC in connection with the transaction, expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act, accuracy of representations and warranties, approval for listing of the Surviving Pubco common shares on Nasdaq or NYSE, absence of any law or order prohibiting the consummation of the transaction, and other conditions as set forth in the Merger Agreement.

Termination Provisions

The Merger Agreement may be terminated and the transactions contemplated thereby abandoned at any time prior to the closing under certain specified circumstances. Either the Company or FGMC may terminate the agreement by written notice if the closing has not occurred on or before December 31, 2025 (the “Agreement End Date”), provided that the right to terminate on this basis is not available to any party whose breach of the agreement has proximately caused the failure of the closing to occur by such date. Termination is also permitted by mutual written consent of the parties, or by either party if a governmental authority enacts a law or order that makes consummation of the transactions illegal or otherwise prohibits the transaction, so long as the terminating party or its subsidiaries did not cause such prohibition by their own breach.

Additional termination rights include the ability for either party to terminate if the required stockholder approvals from either the Company or FGMC are not obtained at their respective stockholder meetings, unless the failure to obtain such approval is due to the action or inaction of the party seeking termination. The agreement may also be terminated by one party if the other party has committed a material breach of its representations, warranties, or covenants that would prevent the satisfaction of closing conditions, subject to a cure period of up to thirty (30) days (or any shorter period remaining before the Agreement End Date) after notice of such breach. Upon termination, the agreement becomes void and has no further effect, except for certain provisions that expressly survive, and subject to liability for any willful and material breach or actual fraud occurring prior to termination. Each party is responsible for its own fees and expenses incurred in connection with the agreement and the contemplated transactions, except as otherwise provided.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Related Agreements

In connection with the execution of the Merger Agreement, FG Merger Investors II LLC, the sponsor of FGMC, entered into a support agreement pursuant to which it agreed to vote its shares of FGMC in favor of the transaction and take certain other actions in support of the Mergers (the “Sponsor Support Agreement”). Certain stockholders of the Company entered into a support agreement pursuant to which they agreed to vote their shares of the Company in favor of the transaction and take certain other actions in support of the Mergers (the “Company Support Agreement”). At closing, the Company and FGMC will enter into lock-up agreements with certain Company stockholders (the “Company Lock-Up Agreements”) and with the sponsor (the “Sponsor Lock-Up Agreement”), restricting the transfer of certain shares for specified periods following the closing. The Company and FGMC previously entered into a confidentiality and non-disclosure agreement in connection with the transaction.

The foregoing description of the Sponsor Support Agreement, Company Support Agreement, Company Lock-Up Agreements, and Sponsor Lock-Up Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Sponsor Support Agreement, Company Support Agreement, Company Lock-Up Agreements, and Sponsor Lock-Up Agreement, respectively, copies of which are attached as Exhibits 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 5, 2025, the Company and FGMC issued a press release (the “Press Release”) announcing the transactions. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information in this Item 7.01, including Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends that are not statements of historical matters. These forward-looking statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on current expectations of the respective management of the Company or FGMC and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company or FGMC. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be instituted in connection with the Transactions, delays in obtaining or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Transactions, the risk that the Transactions disrupt current plans and operations, the inability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of the surviving company to grow and manage growth profitably with customers and suppliers and retain key employees, costs related to the Transactions, the risk that the Transactions do not close, changes in applicable laws or regulations, the possibility that the Company or FGMC may be adversely affected by other economic, business, and/or competitive factors, economic uncertainty caused by the impacts from the conflict in Russia and Ukraine and rising levels of inflation and interest rates, the risk that the approval of the Company stockholders of the Merger Agreement is not obtained, the risk that the approval of the shareholders of FGMC of the Merger Agreement is not obtained, the amount of redemption requests made by FGMC’s shareholders and the amount of funds remaining in FGMC’s trust account after the satisfaction of such requests, the Company’s and FGMC’s ability to satisfy the conditions to closing of the Transactions, the risks discussed in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”), and the risks discussed in FGMC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as preliminary and definitive proxy statements/prospectuses that Surviving Pubco, FGMC and/or the Company intend to file with the SEC in connection with the Merger Agreement. If any of these risks materialize or the Company’s or FGMC’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor FGMC presently know or that the Company or FGMC believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and FGMC’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company and FGMC anticipate that subsequent events and developments may cause their assessments to change. The Company and FGMC specifically disclaim any obligation to update or revise any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s or FGMC’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders

This communication is being made in respect of the proposed transaction involving the Company and FGMC. In connection with the transaction, FGMC intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus. Investors and stockholders are urged to read the registration statement and proxy statement/prospectus and all other relevant documents filed or to be filed with the SEC carefully and in their entirety when they become available, as they will contain important information about the proposed transaction. Copies of the registration statement, proxy statement/prospectus, and other documents filed with the SEC will be available free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of August 4, 2025, by and among Boxabl Inc., FG Merger II Corp., and FG Merger Sub II Inc.
10.1	Sponsor Support Agreement, dated as of August 4, 2025.
10.2	Company Support Agreement, dated as of August 4, 2025.
10.3	Form of Company Lock-Up Agreement
10.4	Form of Sponsor Lock-Up Agreement
99.1	Press Release, dated August 5, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain of the schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boxabl Inc.

Date: August 5, 2025	By:	/s/ Martin Noe Costas
Martin Noe Costas
Chief Financial Officer